             Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement
[ ]      Preliminary Additional Materials
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.149-11(c) or
         Section 240.14a-12

                             TCW/DW Term Trust 2003
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
              (Name of Registrants as Specified in Its Charter)

                                Lou Anne McInnis
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                   (Name of Person(s) Filing Proxy Statement)

               Payment of Filing Fee (check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules
         14a-6(j)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)  Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Set forth the amount on which the filing fee is calculated and state how it was determined.

4)  Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .


5)  Fee previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

2)  Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

3)  Filing Party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

4)  Date Filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                              PRELIMINARY PROXY
       FOR THE INFORMATION OF THE SECURITIES & EXCHANGE COMMISSION ONLY

                            TCW/DW TERM TRUST 2003

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD OCTOBER 24, 1997

   The Annual Meeting of Shareholders of TCW/DW TERM TRUST 2003 (the "Trust"), an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts, will be held in the Conference Room, 44th Floor, 2 World Trade Center, New York, New York 10048, on October 24, 1997 at 11:00 A.M., New York City time, for the following purposes:

     1. To elect three (3) Trustees to serve until the year 2000 annual meeting or until their successors shall have been elected and qualified;

     2. To approve or disapprove the continuance of the currently effective Investment Advisory Agreement between the Trust and TCW Funds Management, Inc.;

     3. To ratify or reject the selection of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending March 31, 1998;

     4. Shareholder proposal to amend the Trust's Declaration of Trust to require each Trustee, within thirty days of election, to become a Shareholder of the Trust (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

     5. Shareholder proposal to amend the Trust's Declaration of Trust to permit shareholder nomination of Independent Trustees (Note: The Trustees unanimously recommend a vote AGAINST this proposal); and

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Shareholders of record as of the close of business on July 31, 1997 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal to approve continuance of the Investment Advisory Agreement and will vote against any such adjournment those proxies required to be voted against that proposal.

                                                  BARRY FINK,
                                                   Secretary

August   , 1997
New York, New York

------------------------------------------------------------------------------
                                  IMPORTANT

    YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

------------------------------------------------------------------------------

                              PRELIMINARY PROXY
      FOR THE INFORMATION OF THE SECURITIES AND EXCHANGE COMMISSION ONLY

                            TCW/DW TERM TRUST 2003
               TWO WORLD TRADE CENTER, NEW YORK, NEW YORK 10048

                               ---------------
                               PROXY STATEMENT
                               ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                               OCTOBER 24, 1997

   This statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board" or "Trustees") of TCW/DW TERM TRUST 2003 (the "Trust"), for use at the Annual Meeting of Shareholders of the Trust to be held on October 24, 1997, (the "Meeting"), and at any adjournments thereof.

   If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee and in favor of Proposals 2 and 3 and against Proposals 4 and 5. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Trust, execution and delivery of a later dated proxy to the Secretary of the Trust (if returned and received in time to be voted), or attendance and voting at the Meeting. Attendance at the Meeting will not in and of itself revoke a proxy.

   Holders of shares of the Trust ("Shareholders") as of the close of business on July 31, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting, are entitled to one vote for each share held and a fractional vote for a fractional share.
On July 31, 1997 there were             shares of beneficial interest of the
Trust outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of the Trust on that date. The percentage ownership of shares of the Trust changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding. The first mailing of this Proxy Statement is expected to
be made on or about August   , 1997.

   The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by the Trust. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees, officers of the Trust, officers and regular employees of Dean Witter Services Company Inc. ("DWSC" or the "Manager") or its parent company Dean Witter InterCapital Inc. ("InterCapital"), Dean Witter Trust Company ("DWTC") and/or Dean Witter Reynolds Inc. ("DWR") without special compensation therefor. In addition, the
Trust may employ [                         ] as proxy solicitor, the cost of
which is not expected to exceed $      and will be borne by the Trust. The
first mailing of this proxy statement is expected to be made on or about
August   , 1997.

   [                  ] and DWTC may call Shareholders to ask if they would
be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any Proposal other than to refer to the recommendations of the Board. The Trust has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card. With respect to the solicitation of a telephonic vote by
[                  ], additional expenses would include $     per telephone
vote transacted, $    per outbound telephone contact and costs relating to
obtaining Shareholders' telephone numbers which would be borne by the Trust.

                           (1) ELECTION OF TRUSTEES

   The number of Trustees has been fixed by the Trustees, pursuant to the Trust's Declaration of Trust, at nine. There are currently nine Trustees, three of whom (John C. Argue, Charles A. Fiumefreddo and Michael E. Nugent) are standing for election at this Meeting in accordance with the Trust's Declaration of Trust.

   Five of the current nine Trustees (John C. Argue, John R. Haire, Manuel H. Johnson, Michael E. Nugent and John L. Schroeder) are "Independent Trustees," that is, Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The nominees for election as Trustees of the Trust have been proposed by the Trustees now serving or, in the case of the nominees for positions as Independent Trustees, by the Independent Trustees now serving. All of the Trustees have been elected previously by the Shareholders of the Trust.

   The nominees of the Board of Trustees for election as Trustees are listed below. It is the intention of the persons named in the enclosed form of proxy to vote the shares represented by them for the election of these nominees:
John C. Argue, Charles A. Fiumefreddo and Michael E. Nugent. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board may recommend. All of the nominees have consented to being named in this proxy statement and to serve if elected. The Trust knows no reason why said nominees would be unable or unwilling to accept nomination or election. Trustees will be elected by a plurality of the votes cast at the Meeting.

   Pursuant to the provisions of the Trust's Declaration of Trust, the nominees for election as Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

   The Board of Trustees previously determined that any nominee for election as Trustee will stand for election as Trustee in one of the three classes of Trustees as follows: Class I--Messrs. Haire, Johnson, Schroeder and Stern; Class II--Messrs. DeMartini and Larkin; and Class III--Messrs. Argue, Fiumefreddo and Nugent. Each nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Board of Trustees, or any adjournment thereof. As a consequence of this method of election, the replacement of a majority of the Board could be delayed for up to two years. In accordance with the above, the Class III Trustees are standing for election and will serve until the year 2000 Annual Meeting or until their successors shall have been elected and qualified.

   The following information regarding each of the nominees for election as Trustee and each of the other members of the Board includes his principal occupations and employment for at least the last five years, his age, shares of the Trust owned, if any, as of July 31, 1997 (shown in parentheses), positions with the Trust, and directorships (or trusteeships) in other companies which file periodic reports with the Securities and Exchange Commission, including the 14 investment companies, including the Trust, for which TCW Funds Management, Inc. serves as investment adviser (the "Investment Adviser" or the "Adviser"), and InterCapital's wholly-owned subsidiary DWSC serves as manager (referred to herein as the "TCW/DW Funds"), and the 83 investment companies for which InterCapital serves as investment manager or investment adviser (referred to herein as the "Dean Witter Funds").

   The nominees for Trustee to be elected at this Meeting are:

   JOHN C. ARGUE, Trustee since February, 1993; age 65; Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery Dennison Corporation (manufacturer of self-adhesive products and office supplies) and CalMat Company (producer of aggregates, asphalt and ready mixed concrete); Chairman, Rose Hills Memorial Park (cemetery); advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, Coast Savings Financial Inc. and Coast Federal Bank (a subsidiary of Coast Savings Financial Inc.); Director, TCW Galileo Funds, Inc.; Trustee, University of Southern California, Occidental College and Pomona College; Trustee of the TCW/DW Funds.

<F1>
   CHARLES A. FIUMEFREDDO,* Trustee since February, 1993; age 64; Chairman, Chief Executive Officer and Director of InterCapital, DWSC and Distributors; Executive Vice President and Director of DWR; Chairman, Director or Trustee, President and Chief Executive Officer of the investment companies of which InterCapital serves as investment manager (or as adviser and administrator) (the "Dean Witter Funds"); Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Chairman and Director of DWTC; formerly Executive Vice President and Director of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD") (until February, 1993); Director and/or officer of various MSDWD subsidiaries.

   MICHAEL E. NUGENT, Trustee since February, 1993; age 61; General Partner, Triumph Capital, L.P., Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988); Director of various business organizations.

   The Trustees who are not standing for reelection at the Meeting are:

   RICHARD M. DeMARTINI,* Trustee since February, 1993; age 44; President and Chief Operating Officer of Dean Witter Capital, a division of Dean Witter Reynolds Inc. ("DWR"); Executive Vice President of MSDWD and member of the MSDWD Management Committee; DWSC, Dean Witter Distributors Inc. ("Distributors"), InterCapital and DWR; Trustee of the TCW/DW Funds; formerly Vice Chairman of the Board of the National Association of Securities Dealers, Inc.; formerly Chairman of the Board of Directors of the NASDAQ Market, Inc.; formerly President and Chief Operating Officer of the Consumer Banking Division of DWDC.

   JOHN R. HAIRE, Trustee since February, 1993; age 72; Chairman of the Audit Committee and Chairman of the Committee of the Independent Directors or Trustees and Director or Trustee of the Dean Witter Funds;

------------
* Messrs. DeMartini, Fiumefreddo, Larkin and Stern may be deemed "interested persons" of the Trust and/or its Investment Adviser as defined in Section 2(a)(19) of the Act, due to their affiliation with the Investment Adviser or Manager and/or their affiliated companies.

Trustee and Chairman of the Audit Committee and Chairman of the Committee of Independent Trustees of the TCW/DW Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer of Anchor Corporation, an investment adviser (1964-1978); Director of Washington National Corporation (insurance).

   DR. MANUEL H. JOHNSON, Trustee since February, 1993; age 48; Senior Partner, Johnson Smick International, Inc., a consulting firm; Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of NASDAQ (since June, 1995); Director of Greenwich Capital Markets, Inc. (broker-dealer); Trustee of the Financial Accounting Foundation (oversight organization for the FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the U.S. Treasury (1982-1986).

   THOMAS E. LARKIN, Jr.,* Trustee since February, 1993; age 57; Executive Vice President and Director, The TCW Group, Inc.; President and Director of Trust Company of the West; Vice Chairman and Director of TCW Asset Management Company; Chairman of the Adviser; Member of the Board of Trustees of the University of Notre Dame; Director of Orthopaedic Hospital of Los Angeles; President and Director of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities Fund, Inc.; President and Trustee of the TCW/DW Funds.

   JOHN L. SCHROEDER, Trustee since April, 1995; age 66; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW Funds; Director of Citizens Utilities Company; formerly Executive Vice President and Chief Investment Officer of The Home Insurance Company (August, 1991-September, 1995); formerly Chairman and Chief Investment Officer of Axe-Houghton Management and the Axe-Houghton Funds (1983-1991).

   MARC I. STERN,* Trustee since April, 1995; age 53; Vice President of the Trust; President and Director, The TCW Group Inc.; President and Director of the Adviser; Vice Chairman and Director of TCW Asset Management Company; Executive Vice President and Director of Trust Company of the West; Chairman and Director of the TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; Chairman of TCW Americas Development, Inc. Chairman of TCW Asia, Limited (since January, 1993); Chairman of TCW Americas Development, Inc.; Chairman of TCW London International, Limited (since March, 1993); formerly President of SunAmerica, Inc. (financial services company) (1988-1990); Director of Qualcomm, Incorporated (wireless communications); Director or Trustee of various not-for-profit organizations.

   The executive officers of the Trust are: Barry Fink, Vice President, Secretary and General Counsel; Robert M. Scanlan, Vice President; Mitchell M. Merin, Vice President; Robert S. Giambrone, Vice President; Philip A. Barach, Vice President, Jeffrey E. Gundlach, Vice President; Frederick H. Horton, Vice President; and Thomas F. Caloia, Treasurer. In addition, Marilyn K. Cranney, Lou Anne D. McInnis, Carsten Otto, Frank Bruttomesso and Ruth Rossi serve as Assistant Secretaries. Mr. Fink is 42 years old and is currently Senior Vice President (since March, 1997), Secretary and General Counsel (since February, 1997) of InterCapital and DWSC and Assistant Secretary of DWR (since August, 1996); he is also Senior Vice President (since March,
1997), Assistant Secretary and Assistant General Counsel (since February,
1997) of Distributors. He was previously First Vice President, Assistant Secretary and Assistant General Counsel. He has been an employee of InterCapital or DWR, a broker-dealer affiliate of InterCapital, for over five years. Mr. Scanlan is 61 years old and is currently President and Chief Operating Officer of InterCapital (since March, 1993) and DWSC; he is also Executive Vice President of Distributors and Executive Vice President and Director of DWTC. He was previously Executive Vice President of InterCapital (November, 1990-March, 1993). Mr. Merin is 43 years old and is currently President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWTC and Director of DWTC, Executive Vice President, Chief Administrative Officer and Director of DWR and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries. Mr. Giambrone is 43 years old and is currently Senior Vice President of InterCapital, DWSC, Distributors and DWTC (since August, 1995) and a Director of DWTC (since April, 1996). He was formerly a partner of KPMG

Peat Marwick, LLP. Mr. Barach is 44 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Mr. Gundlach is 37 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. Both Messrs. Barach and Gundlach have been associated with The TCW Group, Inc. and/or its subsidiaries for over five years. Mr. Horton is 39 years old and is currently a Managing Director of Trust Company of the West, TCW Asset Management Company and TCW Funds Management, Inc. He was previously a senior portfolio manager for Dewey Square Investors (June, 1991-September, 1993). Mr. Caloia is 51 years old and is currently First Vice President and Assistant Treasurer of InterCapital and DWSC. He has been an employee of InterCapital or DWR for over five years.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Proxy Statement, there are a total of 14 TCW/DW Funds. As of June 30, 1997, the TCW/DW Funds had total net assets of approximately $4.4 billion and approximately a quarter of a million shareholders.

   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by MSDWD or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report. There are no nominating or compensation committees of the Trustees.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

   For the fiscal year ended March 31, 1997, the Board of Trustees of the
Trust held    meetings, and the Audit Committee, the Committee of the
Independent Trustees and the Derivatives Committee of the Trust held        ,
       and        meetings, respectively. No Trustee attended fewer than 75%
of the meetings of the Board of Trustees, the Audit Committee, the Committee of the Independent Trustees or the Derivatives Committee held while he served in such positions.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

SHARE OWNERSHIP BY TRUSTEES

   The Trustees have adopted a policy pursuant to which each Trustee and/or his or her spouse is required to invest at least $25,000 in any of the Funds in the TCW/DW Funds complex (and, if applicable, in the Dean Witter Funds complex) on whose boards the Trustee serves. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. As of the date of this proxy statement, each Trustee is in compliance with the policy. Any future Trustee will be given a one year period following his or her election within which to comply with the foregoing. As of June 30, 1997, the total value of the investments by the Trustees and/or their spouses in shares of the TCW/DW Funds (and, if applicable, the Dean Witter Funds) was
approximately $   million.

   As of July 31, 1997, the aggregate number of shares of beneficial interest of the Trust owned by the Trust's officers and Trustees as a group was less than 1 percent of the Trust's shares of beneficial interest outstanding.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Trust pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Trust pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by each Trust. The Trust also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Trust who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Trust. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   The following table illustrates the compensation paid to the Trust's Independent Trustees by the Trust for the fiscal year ended March 31, 1997.

                              TRUST COMPENSATION

                               AGGREGATE
                              COMPENSATION
NAME OF INDEPENDENT TRUSTEE  FROM THE TRUST
--------------------------- --------------
John C. Argue...............     $5,391
John R. Haire...............      7,141
Dr. Manuel H. Johnson.......      5,375
Michael E. Nugent...........      5,591
John L. Schroeder...........      5,591

   The following table illustrates the compensation paid to the Trust's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Trust's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

                      CASH COMPENSATION FROM FUND GROUPS

                                                                                              FOR SERVICE AS
                                                                              FOR SERVICES AS  CHAIRMAN OF
                                                                                CHAIRMAN OF   COMMITTEES OF
                                                                               COMMITTEES OF   INDEPENDENT       TOTAL CASH
                                                                                INDEPENDENT     DIRECTORS/      COMPENSATION
                                                FOR SERVICE                      TRUSTEES        TRUSTEES      FOR SERVICES TO
                             FOR SERVICE AS   AS DIRECTOR OR                     AND AUDIT      AND AUDIT      82 DEAN WITTER
                              TRUSTEE AND       TRUSTEE AND    FOR SERVICE AS   COMMITTEES      COMMITTEES        FUNDS, 14
                            COMMITTEE MEMBER COMMITTEE MEMBER   DIRECTOR OF        OF 14          OF 82         TCW/DW FUNDS
                             OF 14 TCW/DW   OF 82 DEAN WITTER   TCW GALILEO       TCW/DW       DEAN WITTER         AND TCW
NAME OF INDEPENDENT TRUSTEE      FUNDS             FUNDS        FUNDS, INC.        FUNDS          FUNDS      GALILEO FUNDS, INC.
--------------------------- ---------------- ----------------- -------------- --------------- -------------- -------------------
John C. Argue..............     $66,483             --            $39,000            --             --            $105,483
John R. Haire..............      64,283          $106,400            --           $12,187        $195,450          378,320
Dr. Manuel H. Johnson .....      66,483           137,100            --              --             --             203,583
Michael E. Nugent..........      64,283           138,850            --              --             --             203,133
John L. Schroeder..........      69,083           137,150            --              --             --             206,233

   As of the date of this Proxy Statement, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten
<F1>
years of service. The foregoing percentages may be changed by the Board. (1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                                                                       ESTIMATED
                                                                      RETIREMENT    ANNUAL BENEFITS
                                   ESTIMATED          ESTIMATED    BENEFITS ACCRUED UPON RETIREMENT
                               CREDITED YEARS OF    PERCENTAGE OF    AS EXPENSES       FROM ALL
                             SERVICE AT RETIREMENT    ELIGIBLE          BY ALL         ADOPTING
NAME OF INDEPENDENT TRUSTEE      (MAXIMUM 10)       COMPENSATION    ADOPTING FUNDS     FUNDS(2)
--------------------------- --------------------- --------------- ---------------- ---------------
John R. Haire ..............          10                50.0%          $46,952         $129,550
Dr. Manuel H. Johnson  .....          10                50.0            10,926           51,325
Michael E. Nugent ..........          10                50.0            19,217           51,325
John L. Schroeder...........           8                41.7            38,700           42,771

------------
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

              (2) APPROVAL OR DISAPPROVAL OF CURRENTLY EFFECTIVE
                        INVESTMENT ADVISORY AGREEMENT

   The Trust's investments are managed by TCW Funds Management, Inc. (referred to herein as the "Investment Adviser"), pursuant to an Investment Advisory Agreement dated April 22, 1993 (referred to herein as the "Advisory Agreement").

THE ADVISORY AGREEMENT

   The Advisory Agreement was initially approved by the Board of Trustees of the Trust, including all of the Independent Trustees, at a meeting held on February 24, 1993, and was approved by InterCapital, the then sole shareholder of the Trust, on April 21, 1993. The Trust's Shareholders last approved the continuance of the Advisory Agreement at their Annual Meeting of Shareholders held on October 29, 1996. In the event Shareholders do not approve continuance of the Advisory Agreement by the required majority vote at the forthcoming meeting or an adjournment thereof, the Board of Trustees of the Trust will take such action as it deems to be in the best interest of the Trust and its Shareholders, which may include calling a special meeting of shareholders to vote on a new investment advisory agreement or continuance of the present Advisory Agreement until the next Annual Meeting of Shareholders.

   In considering whether or not to approve the Advisory Agreement, the Board of Trustees reviewed the terms of the agreement and considered all materials and information deemed relevant to its determination. Among other things, the Board considered the nature and scope of services to be rendered, the quality of the Adviser's services and personnel, and the appropriateness of the fees that are paid under the Advisory Agreement. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined that the approval of the Advisory Agreement was in the best interests of the Trust and its Shareholders.

   The favorable vote of a majority of the outstanding voting securities of the Trust is required for the approval of the Advisory Agreement. Such a majority is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at the Meeting, if the holders of more than 50% of the outstanding shares of the Trust are present or represented by proxy, or (b) more than 50% of the outstanding shares.

   THE INDEPENDENT TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS APPROVE THE ADVISORY AGREEMENT.

   The Advisory Agreement provides that the Investment Adviser shall continously invest the assets of the Trust in a manner consistent with the Trust's investment objectives. The Investment Adviser obtains and evaluates such information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objectives and policies. In addition, the Investment Adviser pays the compensation of all personnel, including officers of the Trust, who are its employees. The Investment Adviser has authority to place orders for the purchase and sale of portfolio securities on behalf of the Trust without prior approval of its Trustees. The Trustees review the investment portfolio at their regular meetings.

   Under the Advisory Agreement, the Trust is obligated to bear all of the costs and expenses of its operation, except those specifically assumed by the Investment Adviser or the Manager, including, without limitation: charges and expenses of any registrar, custodian or depository appointed by the Trust for the safekeeping of its cash, portfolio securities or commodities and other property, and any stock transfer or dividend agent or agents appointed by the Trust; brokers' commissions chargeable to the Trust in connection with portfolio securities transactions to which the Trust is a party; all taxes, including securities or commodities issuance and transfer taxes, and fees payable by the Trust to Federal, state or other governmental agencies; costs and expenses of engraving or printing of certificates representing shares of the Trust; all costs and expenses in connection with registration and maintenance of registration of the Trust and of its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expense of preparation, printing, including typesetting, and distributing prospectuses for such purposes; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Trust's Manager or Investment Adviser or any of their corporate affiliates; all expenses incident to the payment of any dividend or distribution program; charges and expenses of any outside pricing services; charges and expenses of legal counsel, including counsel to the Independent Trustees of the Trust, and independent accountants in connection with any matter relating to the Trust (not including compensation or expenses of attorneys employed by the Trust's Manager or Investment Adviser); membership dues of industry associations; interest payable on Trust borrowings; fees and expenses incident to the listing of the Trust's shares on any stock exchange; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims, liabilities, litigation costs and any indemnification related thereto); and all other charges and costs of the Trust's operations unless otherwise explicitly provided in the Advisory Agreement.

   The Advisory Agreement had an initial term ending April 30, 1995 and provides that, after this period, it will continue in effect from year to year thereafter provided such continuance is approved at least annually by vote of a majority, as defined in the Act, of the outstanding voting securities of the Trust or by the Trustees of the Trust, and, in either event, by the vote cast in person by a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party (as defined in the 1940 Act) at a meeting called for the purpose of voting on such approval. The Advisory Agreement's most recent continuation until April 30, 1998 was approved by the Trustees, including a majority of Independent Trustees, at a meeting held on April 24, 1997, called for the purpose of approving the Advisory Agreement.

   The Advisory Agreement also provides that it may be terminated at any time by the Investment Adviser, the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the Trust, in each instance without the payment of any penalty, on thirty days' notice and will automatically terminate upon any assignment (as defined in the Act).

   In return for its investment services and the expenses which the Investment Adviser assumes under the Advisory Agreement, the Trust pays the Investment Adviser compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.26% to the Trust's average weekly net assets. Pursuant to the Advisory Agreement, the Trust accrued to the Investment Adviser total compensation of $2,380,702 during the fiscal year ended March 31, 1997. The net assets of the Trust totalled $886,617,856 at March 31, 1997.

INVESTMENT ADVISER

   TCW Funds Management, Inc. (the "Investment Adviser") is the Trust's investment adviser. The Investment Adviser, a California corporation, is a wholly-owned subsidiary of The TCW Group, Inc. (formerly TCW Management Company) ("The TCW Group"), a Nevada corporation, whose direct and indirect subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. As of June 30, 1997, the Investment Adviser and its affiliates had approximately $50 billion under management or committed to management. The Investment Adviser is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Principal Executive Officers and Directors of the Investment Adviser, and their principal occupations, are:

   Thomas E. Larkin, Jr., Chairman, Marc I. Stern, President and Alvin R. Albe, Jr., Executive Vice President. Mr. Robert Day may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Robert Day and his family of more than 25% of the outstanding voting stock of The TCW Group, Inc. The principal occupations of Messrs. Larkin and Stern are described in the preceding tables. Mr. Albe is an Executive Vice President of The TCW Group, Inc.

   The business address of the foregoing Directors and Executive Officers is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

   The Appendix lists the investment companies for which the Adviser provides investment advisory or sub-advisory services and which have similiar investment objectives to that of the Trust, and sets forth the fees payable to the Adviser by such investment companies, including the Trust, and their net assets as of July 31, 1997.

MANAGER

   Dean Witter Services Company Inc. ("DWSC") is the Trust's Manager. DWSC, which maintains its offices at Two World Trade Center, New York, New York 10048, is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital maintains its offices at Two World Trade Center, New York, New York 10048. InterCapital, which was incorporated in July, 1992, is a wholly-owned subsidiary of MSDWD, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   As the Trust's Manager, DWSC receives from the Trust compensation which is computed weekly and payable monthly and which is determined by applying the annual rate of 0.39% to the Trust's weekly net assets. For the fiscal year ended March 31, 1997, the Trust accrued to DWSC, pursuant to a Management Agreement, total compensation of $3,571,053.

   The Principal Executive Officer and Directors of InterCapital, and their principal occupations, are:

   Philip J. Purcell, Chairman of the Board of Directors and Chief Executive Officer of MSDWD and DWR and Director of InterCapital, DWSC and Distributors; Richard M. DeMartini, President and Chief Operating Officer of Dean Witter Capital and Director of DWR, Distributors, InterCapital, DWSC and DWTC; James

F. Higgins, President and Chief Operating Officer of Dean Witter Financial and Director of DWR, Distributors, InterCapital, DWSC and DWTC; Charles A. Fiumefreddo, Executive Vice President and Director of DWR and Chairman of the Board of Directors and Chief Executive Officer of InterCapital, DWSC and Distributors and Chairman of the Board of Directors and Director of DWTC; Christine A. Edwards, Executive Vice President, Chief Legal Officer and Secretary of MSDWD; Executive Vice President, Secretary, General Counsel and Director of DWR, Executive Vice President, Secretary, Chief Legal Officer and Director of Distributors, and Director of InterCapital and DWSC; and Thomas
C. Schneider, Executive Vice President and Chief Strategic and Administrative Officer of MSDWD and Executive Vice President, Chief Financial Officer and Director of DWR, Distributors, InterCapital and DWSC.

   The business address of Mr. Purcell, Ms. Edwards and Mr. Schneider is 1585 Broadway, New York, New York; the business address of the Executive Officer and other Directors is Two World Trade Center, New York, New York 10048.

   InterCapital and DWSC serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors.

   MSDWD has its offices at 1585 Broadway, New York, New York 10036. There are various lawsuits pending against MSDWD involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

   During the fiscal year ended March 31, 1997, the Trust accrued to Dean Witter Trust Company, the Trust's Transfer Agent and an affiliate of the Manager, transfer agency fees of $346,777.

    (3) RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT ACCOUNTANTS

   The Trustees have unanimously selected the firm of Price Waterhouse LLP as the Trust's independent accountants for the fiscal year ending March 31, 1998. Price Waterhouse LLP has been the independent accountants for the Trust since its inception, and has no direct or indirect financial interest in the Trust.

   A representative of Price Waterhouse LLP is expected to be present at the Annual Meeting of Shareholders and will be available to respond to appropriate questions of Shareholders.

   The affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting is required for ratification of the selection of Price Waterhouse LLP as the independent accountants for the Trust.

   THE TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE TRUST.

        (4) SHAREHOLDER PROPOSAL TO AMEND THE DECLARATION OF TRUST OF TCW/DW TERM TRUST 2003 TO REQUIRE THAT EACH TRUSTEE, WITHIN THIRTY DAYS
                OF ELECTION, BECOME A SHAREHOLDER OF THE TRUST

   The Trust has been informed by Carol W. Mullett, 1420 Fern Court, Vero
Beach, Florida 32963-4009, a Shareholder of record who owned       shares at
July   , 1997 (the "Proponent"), that she intends to submit the following proposal at the meeting:

   "RESOLVED, that the Declaration of Trust be amended to require that each Trustee, within thirty days of election, become a shareholder of the Trust."

   The Proponent has requested that the following statement be included in support of her proposal:

   "I believe it is self-evident that the Trustees could better understand and represent the interests of the shareholders if they were shareholders themselves. Yet, according to the last proxy statement, not one of our Trustees owns a single share of our Trust. In fact, no Trustee has EVER been a shareholder. You can read below a litany of excuses and explanations seeking to convince you that we are better off because the Trustees are not shareholders. They list three major reasons: 1. The Trust's objectives and policies may not be appropriate for a Trustee. Is it possible that not one of the Trustees shares our objectives of tax-free income through high quality securities? 2. If a Trustee invested in our Trust he would have to invest in every trust in the complex. This objection is simply a smokescreen since my proposal relates only to our Trust and has nothing to do with any other trust or fund. 3. In order to address shareholder "expectations" and "concerns" the Trustees adopted a policy in July 1996 requiring each Trustee to invest a minimum of $25,000 in OTHER funds. Coincidentally, this policy was adopted only after a proposal to require the Trustees to join us as shareholders. Are your "concerns" met because the Trustees have agreed to invest in some other companies? In fact, they can even meet this requirement by investing in money market funds. I urge you to vote for this proposal and encourage the Trustees to join US as shareholders in OUR Trust."

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   The Proponent, together with Edwin S. Mullet, requested that a similar proposal be included in the proxy statement relating to last year's annual meeting. That proposal was included and was defeated by shareholders. The Trustees determined to oppose the proposal last year. The Trustees considered whether a share ownership requirement for Trustees such as that proposed by the Proponents was in the best interests of the Trust and its shareholders and they concluded that it was not. For the reasons stated below, the Trustees continue to adhere to this view.

THE SHARE OWNERSHIP POLICY

   The Trustees have adopted a policy pursuant to which each Trustee, and/or his or her spouse, is required to invest at least $25,000 in any of the Funds in the Dean Witter complex, including the Trust (and, if applicable, in the TCW/DW Funds) on whose boards the Trustee serves. Thus, the Proponent misstates the policy since it does include the Trust. In addition, the policy contemplates that the Trustees will, over time, increase their aggregate investment in the Funds above the $25,000 minimum requirement. The Trustees may allocate their investments among specific Funds in any manner they determine is appropriate based on their individual investment objectives. Any future Trustee will be given a one year period within which to comply with the foregoing policy. As of the date of this proxy statement, each Trustee is in compliance with the policy. As of June 30, 1997, the total value of shares of the Dean Witter Funds (and, if applicable, the TCW/DW Funds) owned by the
Trustees and/or their spouses was approximately $   million.

REASONS FOR OPPOSING SHAREHOLDER PROPOSAL

   The share ownership policy requires the Trustees make a significant investment in the funds in the Dean Witter complex, which includes the Trust, while allowing the Trustees to select the specific funds that meet their individual investment needs. As they stated in last year's proxy statement, the Trustees believe it is not necessary to own shares of this particular Trust to act in the best interests of shareholders and that they can carry out their duties and functions diligently and effectively without owning shares of the Trust. In addition, because the Trust's objectives and policies may not be appropriate for a Trustee's individual financial circumstances, the Trust could be inhibited in its ability to attract Trustees if the available pool is limited to those whose personal financial needs are met by the Trust's objectives and policies.

   The Trustees continue to believe that any policy requiring the Trustees to own shares of a specific Fund for which they serve as Trustees, without regard to their own respective investment objectives, could logically be extended to all the Funds in the Dean Witter complex. The Trustees believe that such a complex-wide share ownership requirement would be impractical and undesirable because it could make it more difficult to maintain the same board of directors for all the Funds given the large number of Funds in the complex. The Trustees believe that having the same Trustees for each of the Dean Witter Funds is in the best interests of all the Funds' shareholders for several reasons. First, a common board enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of high caliber Trustees. In addition, having a common board avoids the duplication of effort that would arise from having different groups of individuals serving as Trustees for each of the Funds and avoids the cost and confusion that may arise from different conclusions being reached by different boards on the same operations and management issues. Finally, serving as Trustees of all Funds tends to increase a Trustee's knowledge and expertise regarding matters which affect all the Funds in the complex and enhances the ability to negotiate on behalf of each Fund with the Fund's service providers.

   For the reasons stated above and in light of the fact that they have adopted the share ownership policy described above, the Trustees unanimously recommend that Shareholders vote AGAINST the shareholder proposal.

   The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Annual Meeting is required for the approval of the shareholder proposal.

(5) SHAREHOLDER PROPOSAL TO AMEND THE DECLARATION OF TRUST OF TCW/DW TERM TRUST 2003 TO PERMIT SHAREHOLDERS TO NOMINATE INDEPENDENT TRUSTEES

   The Trust has been informed by Edwin S. Mullett, 1420 Fern Court, Vero Beach, Florida 32963-4009, a shareholder of record who owned 2120 shares at [Record Date], 1997 (the "Proponent"), that he intends to submit the following proposal (the "Shareholder Proposal") at the Meeting:

     RESOLVED, that the Declaration of Trust be amended to permit shareholders to nominate Independent Trustees.

   The Proponent has requested that the following statement be included in support of his proposal:

     Amazing but true!--shareholders are not permitted to nominate candidates for Trustee. That privilege is reserved to the Trustees, NONE OF WHOM OWNS A SINGLE SHARE OF OUR TRUST. So much for capitalist democracy. This seems much more like the old communist system--we are allowed to vote but the Trustees tell us whom we can elect. The Trustees have unanimously and adamantly refused requests to join the shareholders. If you approve this proposal, perhaps some day a shareholder might join the Trustees. At least, your vote would make it possible.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL.

RECOMMENDATION OF THE BOARD OF TRUSTEES

   For the reasons stated below, the Trustees recommend that shareholders vote AGAINST the Shareholder Proposal.

   The proponent's statement that "shareholders are not permitted to nominate candidates for Trustee" is not correct. The Declaration of Trust does not restrict the ability of shareholders to nominate Trustees. Any shareholder is free to appear at a shareholders meeting and nominate a candidate for Trustee. Accordingly, an amendment to the Declaration of Trust is believed to be unnecessary to afford shareholders the right to nominate candidates for Trustees.

   If the proposal is approved by shareholders, the Declaration of Trust will be amended to include the following sentence: "Shareholders are permitted to nominate Independent Trustees," and the Board of Trustees will adopt a By-Law expressly providing that shareholders may, at an annual meeting, nominate candidates for election as Independent Trustees.

   The affirmative vote of the holders of a majority of the shares outstanding and entitled to vote at the Meeting is required for the approval of the shareholder proposal.

                            ADDITIONAL INFORMATION

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 60 days in the aggregate to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Trust's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Prosposal Two and will vote against any such adjournment those proxies required to be voted against that proposal.

   Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

   Four purported class actions have been filed in the Superior Court for the State of California, County of Orange, against some of the Trust's Trustees and officers, one of its underwriters, the lead representative of its underwriters, the Adviser, the Manager and other defendants but not against the Trust by certain shareholders of the Trust and other trusts for which the defendants act in similar capacities. These plaintiffs generally allege violations of state statutory and common law in connection with the marketing of the Trust to customers of one of the underwriters. Damages, including punitive damages, are sought in an unspecified amount. On or about October 20, 1995, the plaintiffs filed an amended complaint consolidating these four actions. The defendants thereafter filed answers and affirmative defenses to the consolidated amended complaint. The defendants' answers deny all of the material allegations of the plaintiff's complaint. In 1996, the plaintiffs voluntarily dismissed, without prejudice, their claims against two defendants who were independent Trustees of the Trust. In March 1997, all of the remaining defendants in the litigation filed motions for judgment on the pleadings, seeking dismissal of all of the claims asserted against them. The defendants' motions were fully briefed by all parties and were the subject of a hearing before the Court on April 18, 1997. In July, 1997, the Court denied the motion for judgment on the pleadings.

   Certain of the defendants in these suits have asserted their right to indemnification from the Trust.

   The ultimate outcome of these matters is not presently determinable, and no provision has been made in the Trust's financial statements for the effect, if any, of such matters.

                            SHAREHOLDER PROPOSALS

   Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders must be received no later than April 29, 1998 for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting. Certain rules under the federal securities laws must be met.

                           REPORTS TO SHAREHOLDERS

   THE TRUST'S MOST RECENT ANNUAL REPORT, FOR THE FISCAL YEAR ENDED MARCH 31, 1997, IS AVAILABLE WITHOUT CHARGE UPON REQUEST FROM ADRIENNE RYAN-PINTO AT DEAN WITTER TRUST COMPANY, HARBORSIDE FINANCIAL CENTER, PLAZA TWO, JERSEY CITY, NEW JERSEY 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                         INTEREST OF CERTAIN PERSONS

   MSDWD, InterCapital, DWR, DWSC, The TCW Group, Inc. and its affiliates, and certain of the respective Directors, Officers, and employees of each, including persons who are Trustees or Officers of the Trust, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this Proxy Statement, pursuant to which they are paid fees by the Trust, and certain of those individuals are compensated for performing services relating to the Trust and may also own shares of MSDWD and The TCW Group, Inc. Such companies and persons may thus be deemed to derive benefits from the approvals by Shareholders of such proposals.

                                OTHER BUSINESS

   The management knows of no other matters which may be presented at the Meeting. However, if any matters not now known properly come before the Meeting, it is intended that the persons named in the attached form of proxy, or their substitutes, will vote such proxy in accordance with their judgment on such matters.

                           By Order of the Trustees
                                  BARRY FINK
                                  Secretary

                                                                      APPENDIX

   TCW Funds Management Inc. serves as investment adviser to the Trust as well as investment adviser or sub-adviser to the other investment companies listed below which have similar investment objectives to that of the Trust, with net assets shown as of July 31, 1997.

                                                     ANNUAL
                                                   ADVISORY
                                                FEE AS PERCENT
                               NET ASSETS ON       OF AVERAGE
NAME                           JULY 31, 1997       NET ASSETS
----------------------------  ---------------   ---------------
TCW/DW Term Trust 2003 .....  $                         (1)
TCW/DW Term Trust 2002 .....                            (1)
TCW/DW Term Trust 2000 .....                            (2)

------------
1.     0.26% of the Trust's weekly net assets.
2.     0.24% of the Trust's weekly net assets.

                            TCW/DW TERM TRUST 2003
                                    PROXY
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Robert M. Scanlan, Barry Fink, and Robert S. Giambrone, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of TCW/DW Term Trust 2003 on October 24, 1997, at 11:00 a.m., New York City time, and at any adjournment thereof, on the proposals set forth in the
Notice of Meeting dated August   , 1997 as follows:



                         (Continued on reverse side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDER SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE TRUSTEES AND PROPOSALS 2 AND 3 AND AGAINST PROPOSALS 4 AND 5 SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE BOARD OF TRUSTEES.

    IMPORTANT -- THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

------------------------------------------------------------------------------
 [X] PLEASE MARK VOTES AS
     IN THE EXAMPLE USING
     BLACK OR BLUE INK

                                                               FOR ALL
1. Election of three (3) Trustees:             FOR  WITHHOLD   EXCEPT
                                              [  ]    [  ]       [  ]

   John C. Argue,    Charles A. Fiumefreddo,    Michael E. Nugent

2. Approval of the continuance of the          FOR   AGAINST    ABSTAIN
   Investment Advisory Agreement              [   ]   [   ]      [   ]
   with TCW Funds Management, Inc.

   IF YOU WISH TO WITHHOLD AUTHORITY FOR ANY PARTICULAR NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME.

3. Ratification  of appointment of Price       FOR   AGAINST    ABSTAIN
   Waterhouse LLP as independent              [   ]   [   ]      [    ]
   accountants.

4. Shareholder proposal regarding share
   ownership: (NOTE: THE TRUSTEES RECOM-      [   ]   [    ]     [     ]
   MEND A VOTE AGAINST THIS PROPOSAL)

5. Shareholder proposal regarding share-      [   ]   [    ]     [     ]
   holder nominations of Independent
   Trustees: (NOTE: THE TRUSTEES
   RECOMMEND A VOTE AGAINST THIS
   PROPOSAL)

                                           Date _____________________________

Please make sure to sign and date this Proxy using black or blue ink.

                   -------------------------------------------



                   --------------------------------------------
                      Shareholder sign in the box above



                   -------------------------------------------



                   --------------------------------------------
                    Co-Owner (if any) sign in the box above

------------------------------------------------------------------------------
PRX 0090  [arrow up]  [arrow up]  PLEASE DETACH AT  [arrow up]  [arrow up]
                                    PERFORATION



                            TCW/DW TERM TRUST 2003
-----------------------------------------------------------------------------
                                  IMPORTANT

                   PLEASE SEND IN YOUR PROXY.........TODAY!

 YOU ARE URGED TO DATE AND SIGN THE ATTACHED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL HELP SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

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